[AIM LOGO APPEARS HERE]


                                  AIM GLOBAL
                                  INCOME FUND
                                  SEMIANNUAL REPORT               APRIL 30, 1997

                        -------------------------------

                            AIM GLOBAL INCOME FUND

                           For shareholders who seek

                        a high level of current income.

                        The Fund invests in a portfolio

                               of debt securities

                           issued by U.S. and foreign

                         governments and corporations.

                        -------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Income Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge
         (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.
o The 30-day yield is calculated on the basis of a formula defined by the SEC. The formula is based on the portfolio's potential earnings from dividends, interest, yield-to-maturity, or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis.
o The Fund's annualized distribution rate reflects the Fund's most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end net asset value.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition may change and there is no assurance the Fund will continue to hold any specific security in any particular country.
o        Past performance cannot guarantee comparable future results.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN
THIS REPORT:

o The Lehman Brothers Government Bond Index is an unmanaged composite generally representative of intermediate- and long-term U.S. Treasury and U.S. government agency securities. Index performance is for the period 9/30/94 to 4/30/97.
o The Salomon Brothers World Government Bond Index is an unmanaged composite of long-term foreign government debt securities. Index performance is for the period 9/30/94 to 4/30/97.
o Government securities, such as U.S. Treasury bills, notes, and bonds, offer a high degree of safety and are guaranteed as to the timely payment of principal and interest if held to maturity. Fund shares are not insured and their value and yield will vary with market conditions.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


      MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY
        THE FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR
      OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFLIATE;
        AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS
                        OF PRINCIPAL AMOUNT INVESTED.

This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                    Dear Fellow Shareholder:


                    We have seen a great deal of change in the markets during
                    the past few months, change that has been unsettling for
                    even experienced market watchers.
    [PHOTO OF         In many instances, the change has occurred suddenly.
    Charles T.      Global markets fluctuated widely during the last six
      Bauer,        months, particularly in the U.S. as investors reacted to a
   Chairman of      cloudy economic picture. For much of the period, concern
   the Board of     was high that the U.S. economy may be accelerating too
     THE FUND,      rapidly to be sustained, a possible forerunner to
   APPEARS HERE]    inflation. At one point, the Federal Reserve  Board agreed and raised short-term interest rates for the first time since January of 1996, a move which seemed to please bond investors.
  On the following pages, your Fund's portfolio management team offers a complete discussion of recent market conditions and how the Fund was affected. They also discuss the Fund's portfolio strategy: why they believe the portfolio is well-positioned for attractive total return, and why they are confident that the reasons for investing in the Fund are as compelling as ever. These discussions will help you better understand the relative performance of your Fund.
  Those of you who are long-time investors, and those who are new shareholders in The AIM Family of Funds , should recognize that periods of falling prices in both stock and bond markets are inevitable. Indeed, we can learn important lessons about investing in periods of market uncertainty.
  In our experience, we have observed that the best action to take is to stay focused-not on the market, but on your own long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
  It's also important to maintain realistic expectations about investing. Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance in recent months has been driven by concerns about the possibility of rising inflation. Yet, no evidence of inflation has materialized.
  There are a few time-tested strategies that can help you negotiate through changing markets. Diversification may help you cushion the effects of a downturn and reduce your risk exposure in any one type of security. A long-term perspective may help you maintain your focus despite day-to-day market activity. It's also a good idea to review your investment plan periodically with your financial consultant to help you understand the effects of changing markets and stay on track with your long-term financial goals.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the

                              ------------------

                              In our experience,

                          we have observed that the

                   best action to take is to stay focused--

                      not on the market, but on your own

                               long-term goals.

                              ------------------

                                                          Continued on next page

The Chairman's Letter

                            ------------------------

                            It's also a good idea to

                          review your investment plan

                               periodically with

                           your financial consultant

                     to help you understand the effects of

                                changing markets

                             and stay on track with

                        your long-term financial goals.

                            ------------------------

world's largest independent investment management groups with approximately $160 billion in assets under management. The combined company, AMVESCAP plc, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. And, we will not change the portfolio management, investment style, or name of any of the AIM funds you own. We have begun a new and promising era for AIM, one we believe will yield exciting opportunities.
  We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                                                          The Managers' Overview

MARKET VOLATILITY, STRONG
U.S. DOLLAR AFFECT GLOBAL BONDS

A roundtable discussion with the Fund management team for AIM Global Income
Fund for the six-month period ended April 30, 1997.
--------------------------------------------------------------------------------

Q.   HOW DID AIM GLOBAL INCOME FUND PERFORM?

A.   During the six-month period ended April 30, 1997, AIM Global Income
     Fund posted a total return of 1.04% and 0.78% for Class A and Class B shares, respectively. The Fund's performance compared favorably to the total return of the Salomon Brothers World Government Bond Index of - 4.50%.
       Keep in mind, six months is a relatively short period for measuring bond performance. For the year ended April 30, 1997, AIM Global Income Fund's total return was 8.47% for Class A shares and 7.92% for Class B shares. That bested the 0.75% total return of the Salomon Brothers World Government Bond Index. Since inception (September 15, 1994), the Fund has posted average annual returns of 10.67% for Class A shares and 10.10% for Class B shares.
       The Fund continued to provide a high level of current income for investors. As of April 30, 1997, the Fund's 30-day distribution rate at net asset value was 7.16% for Class A shares and 6.65% for Class B shares. The Fund's 30-day yield at maximum offering price was 6.15% for Class A shares and 5.97% for Class B shares.
       During the six-month period covered by this report, net assets in the Fund grew from $38.7 million to more than $50.6 million.

Q.   HOW DID YOU MANAGE THE FUND DURING THE PERIOD?

A. We employ a "three-legged stool" approach to investing, holding securities in three bond-market segments: foreign bonds, domestic investment-grade bonds, and high-yield securities. These three asset classes tend to perform differently because the factors that influence them vary. Holding all three types of bonds diversifies the investment risk associated with any one class, and that may lower the fund's volatility and enhance its potential return.
       At the end of the reporting period, the Fund's total assets were divided as follows: foreign bonds, 39.7%; domestic investment-grade bonds, 28.8%; high-yield bonds, 29.7%; and common and preferred stocks, 1.8%. During the reporting period, the Fund increased its weighting in high-yield bonds, which fared better in a strong economic growth environment.

Q.   HOW DID FOREIGN BONDS PERFORM?

A. In local currency terms, most of the foreign markets where the Fund invests performed well during the six-month period ended April 30, 1997. The Fund benefited from exposure to such markets as the United Kingdom, where the pound appreciated against the U.S. dollar, as well as Canada, Australia, and New Zealand. In Europe, the solid performance can be attributed mainly to the efforts of the various governments to reduce budget deficits and outstanding indebtedness to comply with the standards for admission to the European Monetary Union, scheduled to become a reality in 1999. The Fund took advantage of these efforts by holding Swedish and Italian securities.
       However, the U.S. dollar appreciated against most major currencies and that adversely affected returns for U.S. investors. This was reflected in the total return of the Salomon Brothers World Government Bond Index, which declined 4.50% during the six-month period covered by this report. The Fund mitigated the effect of a rising dollar by selectively hedging some of its currency exposure.

PORTFOLIO COMPOSITION

As of 4/30/97, based on total assets

================================================
High-yield bonds                           29.7
Foreign bonds                              39.7%
Investment-grade bonds                     28.8%
Convertible preferred stock                 1.8%
================================================

================================================================================
TOP FIVE HOLDINGS                COUPON           MATURITY
================================================================================
1. U.S. Treasury Bond             6.50%            05/2001          2.96%
2. Western Australia              8.00%            07/2003          2.58
3. U.K. Treasury                  7.00%            11/2001          2.55
4. U.S. Treasury Note             6.50%            08/2005          2.34
5. U.S. Treasury Note             6.50%            11/2026          1.85

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================

           See important Fund & index disclosures inside front cover.

The Manager's Overview

======================================
COUNTRIES REPRESENTED IN THE PORTFOLIO
As of 4/30/97
--------------------------------------
Canada
United States
Germany
Netherlands
United Kingdom
France
Switzerland
Italy
Sweden
Japan
New Zealand
Australia

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any specific security in any particular country.
======================================

Q.   WHAT WERE CONDITIONS LIKE IN THE DOMESTIC INVESTMENT-GRADE BOND MARKET?

A. Concern over interest rates dominated the investment-grade bond market and that created volatility. The Federal Reserve Board maintained a steady monetary policy in the fall of 1996, and that helped to spark a rally in the bond market that continued until December when inflation concerns resurfaced.
       Since early 1997, investors have become concerned that the Federal Reserve Board would raise interest rates to slow growth and contain inflation. Bond prices ebbed and advanced during December 1996 and January 1997, only to fall in February after Fed Chairman Alan Greenspan warned of the possibility of a "pre-emptive" tightening of monetary policy to forestall inflation. On March 25, 1997, the Fed increased the federal funds rate-the rate banks charge each other for overnight loans-from 5.25% to 5.50%, and that triggered an increase in bond yields as their prices fell.
       The weakness in the bond market continued until the end of the reporting period when new economic reports showed evidence that inflation was not accelerating and prospects for an agreement to balance the federal budget sent bond prices higher.

Q.   WHAT ABOUT HIGH-YIELD BONDS?

A.   High-yield bonds were the top-performing segment of the portfolio.
     Unlike investment-grade bonds, high-yield bonds usually benefit from healthy economic expansion. Improving business conditions and cash flows can have a positive impact on the credit situation of many corporate borrowers. Except for a decline from mid-March to mid-April, corresponding roughly to the downturn in the U.S. stock market, high-yield bonds performed well throughout most of the period because of burgeoning economic growth.

Q.   HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. There were 175 holdings in the Fund as of April 30, 1997. The weighted average maturity of the portfolio was 8.97 years and its duration was 5.5 years. Funds with a shorter duration tend to be less sensitive to market fluctuations.
       The Fund had an average portfolio quality rating of A as measured by Standard & Poor's Corporation (S&P) and Moody's Investor Service (Moody's), two widely known credit rating agencies. These ratings are historical and are based on analysis of the credit quality of the individual securities in the Fund's portfolio.

Q.   WHAT IS YOUR MARKET OUTLOOK?

A. Although the U.S. gross domestic product (GDP) grew at a rate of 5.8% in the first quarter of 1997-its highest level in nearly 10 years-inflationary pressures remain modest. The Employment Cost Index, a key inflation indicator, rose only 0.6% in the first quarter. Additionally, a balanced budget agreement has been approved that provides tax cuts for investors. If inflation can be contained and progress toward a balanced budget achieved, it should prove beneficial to domestic bond markets.
       While the Fed left interest rates unchanged at its May meeting, investors are still concerned the central bank may further tighten monetary policy. This could perpetuate volatility in the domestic bond market.
       We continue to be optimistic about foreign bonds. European central banks in particular seem to be committed to maintaining a moderate growth environment, and governments around the globe continue to target lower fiscal spending and government debt levels. That should help contain interest rates and create a favorable environment for bonds.
       In view of these changing economic developments, the Fund remains committed to maintaining exposure in the three key bond-market sectors-foreign bonds, investment-grade bonds, and high-yield bonds-to reduce volatility and enhance opportunities for attractive returns.

           See important Fund & index disclosures inside front cover.

                                                          Long-Term Performance

AIM GLOBAL INCOME FUND VS. BENCHMARK INDEXES

The chart below compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the bond market over the period 9/15/94-4/30/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Lehman Brothers Government Bond Index and the Salomon Brothers World Government Bond Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.


===============================================================================
GROWTH OF A $10,000 INVESTMENT
9/15/94-4/30/97

-----------------------------------------------------------------------------------------------------------------
           AIM GLOBAL INCOME FUND,  AIM GLOBAL INCOME FUND,        SALOMON BROTHERS            LEHMAN BROTHERS
                   CLASS A                  CLASS B           WORLD GOVERNMENT BOND INDEX   GOVERNMENT BOND INDEX
-----------------------------------------------------------------------------------------------------------------
                                               (In thousands)
9/15/94             $9,524                   $10,000                     $10,000                    $10,000

11/94                9,510                     9,967                       9,974                     10,021

2/95                 9,929                    10,395                      10,441                     10,523

5/95                10,559                    11,031                      11,074                     11,673

8/95                10,798                    11,268                      11,249                     11,365

11/95               11,236                    11,713                      11,709                     11,838

2/96                11,394                    11,871                      11,704                     11,754

5/96                11,480                    11,947                      11,512                     11,693

8/96                11,798                    12,262                      11,664                     12,058

11/96               12,607                    13,088                      12,329                     12,497

2/97                12,539                    12,989                      12,234                     11,974

4/97                12,426                    12,571                      12,279                     11,778

        Past performance is no guarantee of comparable future results.

================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 3/31/97, the most recent calendar quarter, including sales charges.

CLASS A SHARES

Inception (9/15/94)  8.48%
1 Year               2.46*

CLASS B SHARES

Inception (9/15/94)  8.98%
1 Year               2.03**

 *7.57% excluding sales charges.
**7.03% excluding sales charges.
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

For Consideration

WHY SMART MONEY
REMAINS FULLY INVESTED

Some investors like to wait for just the right moment to get into the stock market . . . and for just the right time to pull their investment out. If that sounds like you, there's something you should know. During the periods when you're content to sit on the sidelines, some of the market's best single-day performances could slip right past you.
  Are you so confident in your timing strategy that you're willing to forfeit those gains? Missing even a handful of them could cost you dearly.

MISSING THE 20 BEST DAYS COULD CUT YOUR RETURN IN HALF

If you had invested a hypothetical $10,000 in the S&P 500 Index on December 31, 1991, by December 31, 1996 your $10,000 would have grown to $20,276, an average annual total return of 15.18%.
  But suppose during that five-year period there were times when you decided to get out of the market, and as a result you ended up missing the market's 10 best single-day performances. In that case, your 15.18% return would have been reduced to 11.03%. If you had missed the market's 20 best days, that 15.18% return would have been sliced almost in half, down to 7.72%.

SMART INVESTORS DON'T PLAY THE TIMING GAME

The more you try to time the market, the greater your chances become of missing the market's biggest single-day gains. That's why smart investors don't play the timing game. They don't let the market's short-term gyrations sideline them or dictate their investment objectives. They're patient investors-focused on the long term and on their long-term goals.
  Of course, past performance cannot guarantee comparable future results. But one thing is clear. It's time, not timing, that counts when it comes to potentially maximizing your investment return.

TALK TO YOUR FINANCIAL CONSULTANT

To find out more about the advantages of investing through the market's ups and downs, consult the combined expertise of your financial consultant and the investment management of AIM. Regardless of the market, AIM's investment strategy stays the same; we believe earnings drive stock prices and stock prices drive portfolio performance.
  AIM managed approximately $73 billion as of May 23, 1997, for financial institutions, corporate clients and individual investors like you. Your financial consultant can help you start investing with AIM today.

THE PENALTY FOR MISSING THE MARKET

TRYING TO TIME THE MARKET CAN BE AN INEXACT--AND COSTLY--EXERCISE.

S&P 500 INDEX: DECEMBER 31, 1991-DECEMBER 31, 1996.

==================================================================
                               AVERAGE ANNUAL               GROWTH
PERIOD OF INVESTMENT            TOTAL RETURN               $10,000
------------------------------------------------------------------
Fully Invested                     15.18%                  $20,276

Miss the 10 Best Days               11.03                   16,876

Miss the 20 Best Days                7.72                   14,507

Miss the 40 Best Days                2.13                   11,113

Miss the 60 Best Days               (2.37)                   8,868
==================================================================

Source: Ibbotson Associates, Towers Data Systems HYPO--Registered Trademark--. Past performance cannot guarantee comparable future results. The unmanaged Standard & Poor's Composite Index of 500 Stocks is a group of unmanaged securities widely regarded to be representative of the stock market in general; results mentioned assume the reinvestment of dividends. An investment cannot be made in an index.

                              --------------------

                              Instead of panicking

                             when the market moves,

                       try focusing on long-term goals.

                             Remember, it's time--

                                  not timing--

                                  that counts.

                              --------------------

                                                               For Consideration
ARE YOU A MUTUAL FUND
TRADER OR INVESTOR?

We all know the story of the tortoise and the hare. The tortoise won the race because he had a plan, he stuck with it, and he didn't let the hare's fast start change his tune.
  When you consider your investment strategy, are you the tortoise or the hare?

ARE YOU A MUTUAL FUND INVESTOR OR TRADER?

History shows that successful investors achieve good returns by setting goals, being diversified, buying more when markets correct, and being patient. That's the same strategy the tortoise used to beat the hare.
  Smart investors think like the tortoise. They know mutual funds are long-term investments, so they overlook daily market fluctuations. And they understand that discipline and patience are the keys to successful investing.
  Mutual fund traders, on the other hand, act like the hare: they pay more attention to short-term changes rather than long-term goals. While they may break out to a big lead, they just might run out of gas before they reach the finish line.
  The next time you think about your investments, consider whether you're acting like the tortoise or the hare. Remember: time, not timing, makes the difference.

TALK TO YOUR FINANCIAL CONSULTANT

The tortoise beat the hare because he knew his goals and how he might reach them. To help reach your financial goals, ask your financial consultant about AIM. Regardless of the market, AIM's disciplined investment strategy remains the same: we believe earnings drive stock prices and stock prices drive portfolio performance.
  AIM companies managed approximately $73 billion as of May 23, 1997 for financial institutions, corporate clients, and individual investors like you. Your financial consultant can help you start investing with AIM today.

THE PATIENT INVESTOR . . .

o        Develops long-term financial goals and sticks to them
o        Disregards short-term market fluctuations
o        Considers a loss a buying opportunity
o        Trusts expertise and experience of proven management
o        Depends on logic to dictate important decisions
o        Respects the advantages financial consultants can provide
o        Understands the benefits of regular, disciplined investing
o        Realizes that sage advice, not sales fees, is paramount


THE RESTLESS TRADER . . .

o        Waffles between daily and weekly time horizons
o        Frets over daily price changes in the morning paper
o        Panics by selling shares at the first sign of a loss
o        Solicits hot tips from friends and neighbors
o        Succumbs to the emotion of the moment
o        Refuses to listen to the wisdom of a financial consultant
o Fails to explore the benefits of consistent investing through dollar-cost averaging
o        Emphasizes transaction costs

Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases over an extended period of time.

SCHEDULE OF INVESTMENTS

APRIL 30, 1997
(UNAUDITED)

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS & NOTES-46.26%

ADVERTISING/BROADCASTING-2.29%

Esat Holdings Ltd., Units,
  12.50%, 02/01/07
  (acquired 02/21/97-03/05/97;
  cost $204,750)(b)(c)(d)            $  350,000   $    199,062
--------------------------------------------------------------
News America Holdings, Inc.,
  Sr. Gtd. Deb., 9.25%, 02/01/13        250,000        275,105
--------------------------------------------------------------
SFX Broadcasting, Inc.,
  Series B Sr. Sub. Notes, 10.75%,
  05/15/06                              200,000        210,000
--------------------------------------------------------------
Time Warner, Inc.,
  Notes, 8.18%, 08/15/07                200,000        204,972
--------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26          125,000        122,129
--------------------------------------------------------------
United International Holdings, Inc.,
  Sr. Sec. Disc. Notes, 12.85%,
  11/15/99(e)                           200,000        145,750
--------------------------------------------------------------
                                                     1,157,018
--------------------------------------------------------------

AIRLINES-2.37%

Airplanes Pass Through Trust,
  Sub. Bonds, 10.875%, 03/15/19         230,000        254,295
--------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16                 550,000        607,244
--------------------------------------------------------------
United Air Lines, Inc.,
  Pass Thru Certificates, 9.56%,
  10/19/18                              300,000        338,175
--------------------------------------------------------------
                                                     1,199,714
--------------------------------------------------------------

AUTOMOBILE/TRUCK PARTS & TIRES-1.43%

Blue Bird Body Co.,
  Series B Sr. Sub. Notes, 10.75%,
  11/15/06                               80,000         84,000
--------------------------------------------------------------
CSK Auto Inc.,
  Sr. Sub. Notes, 11.00%, 11/01/06
  (acquired 10/23/96; cost $60,000)(b)   60,000         61,725
--------------------------------------------------------------
Lear Seating,
  Sr. Gtd. Sub. Notes, 11.25%,
  07/15/00                              570,000        579,263
--------------------------------------------------------------
                                                       724,988
--------------------------------------------------------------

BANKING-3.97%

Bankers Trust New York Corp.,
  Gtd. Notes, 7.75%, 02/25/27           400,000        381,044
--------------------------------------------------------------
Deutsche Bank Financial,
  Gtd. Unsec. Sub. Deb., 6.70%,
  12/13/06                              750,000        720,375
--------------------------------------------------------------
First Union Bancorp,
  Sub. Deb., 7.50%, 04/15/35            200,000        205,122
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

BANKING-(CONTINUED)

Royal Bank of Scotland PLC,
  Yankee Sub. Notes, 6.375%,
  02/01/11                           $  500,000   $    451,235
--------------------------------------------------------------
Sovereign Bancorp, Inc.,
  Sub. Notes, 8.00%, 03/15/03           250,000        253,997
--------------------------------------------------------------
                                                     2,011,773
--------------------------------------------------------------

BEVERAGES (SOFT DRINKS)-1.15%

Coca-Cola Enterprises, Inc.,
  Putable Notes, 7.40%, 06/20/20(e)   3,113,000        579,827
--------------------------------------------------------------

CABLE TELEVISION-2.94%

Comcast Cable Communications,
  Notes, 8.50%, 05/01/27
  (acquired 04/24/97; cost
  $499,145)(b)                          500,000        515,000
--------------------------------------------------------------
Diamond Cable Communications PLC,
  Sr. Yankee Disc. Notes, 10.75%,
  02/15/07
  (acquired 02/21/97; cost
  $517,198)(b)(d)                       870,000        522,000
--------------------------------------------------------------
Fundy Cable Ltd.,
  Sr. Yankee Sec. Second Priority
  Notes, 11.00%, 11/15/05                30,000         31,350
--------------------------------------------------------------
Kabelmedia Holdings
  GmbH, Sr. Yankee Unsec. Disc. Notes,
  13.625%, 08/01/06(d)                  200,000        117,000
--------------------------------------------------------------
Rifkin Acquisition Partners L.L.P.,
  Sr. Sub. Notes, 11.125%, 01/15/06      40,000         41,000
--------------------------------------------------------------
TeleWest Communications PLC,
  Sr. Yankee Disc. Deb., 11.00%,
  10/01/07(d)                            50,000         34,000
--------------------------------------------------------------
Viacom, Inc.,
  Sr. Notes, 7.75%, 06/01/05            100,000         97,615
--------------------------------------------------------------
Wireless One, Inc.,
  Sr. Notes, 13.00%, 10/15/03           200,000        132,000
--------------------------------------------------------------
                                                     1,489,965
--------------------------------------------------------------

CHEMICALS-1.26%

BPC Holding Corp.,
  Series B Sr. Notes, 12.50%, 06/15/06  100,000        104,500
--------------------------------------------------------------
Crain Industries, Inc.,
  Sr. Sub. Notes, 13.50%, 08/15/05       40,000         45,400
--------------------------------------------------------------
LaRoche Industries, Inc.,
  Sr. Sub. Notes, 13.00%, 08/15/04      100,000        109,500
--------------------------------------------------------------
Polymer Group, Inc.,
  Sr. Notes, 12.25%, 07/15/02           200,000        219,000
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

CHEMICALS-(CONTINUED)

Sterling Chemicals, Inc.,
  Sr. Unsec. Sub. Notes, 11.75%,
  08/15/06                           $  150,000   $    158,625
--------------------------------------------------------------
                                                       637,025
--------------------------------------------------------------

CONSUMER NON-DURABLES-0.21%

Hines Horticulture, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  11.75%, 10/15/05                      100,000        104,500
--------------------------------------------------------------

CONTAINERS-2.38%

Ivex Holdings Corp.,
  Series B Sr. Disc. Deb., 13.25%,
  03/15/05(d)                           500,000        414,375
--------------------------------------------------------------
MVE Inc.,
  Sr. Sec. Notes, 12.50%, 02/15/02      100,000        102,375
--------------------------------------------------------------
National Fiberstock Corp.,
  Series B Sr. Notes, 11.625%,
  06/15/02                              200,000        207,000
--------------------------------------------------------------
Owens-Illinois, Inc.,
  Sr. Sub Notes, 10.50%, 06/15/02        50,000         52,750
--------------------------------------------------------------
  Sr. Deb., 11.00%, 12/01/03            200,000        222,750
--------------------------------------------------------------
Tekni-Plex Inc.,
  Sr. Sub. Notes, 11.25%, 04/01/07
  (acquired 04/01/97; cost
  $200,000)(b)                          200,000        206,120
--------------------------------------------------------------
                                                     1,205,370
--------------------------------------------------------------

ELECTRIC POWER-2.01%

AES China Generating Co.,
  Sr. Yankee Unsec. Notes, 10.125%,
  12/15/06                               30,000         31,575
--------------------------------------------------------------
El Paso Electric Co.,
  Series D Sec. 1st Mortgage Bonds,
    8.90%, 02/01/06                     250,000        262,865
--------------------------------------------------------------
  Series E Sec. 1st Mortgage Bonds,
    9.40%, 05/01/11                     250,000        268,267
--------------------------------------------------------------
Panda Funding Corp.,
  Series A-1 Pooled Project Bonds,
  11.625%, 08/20/12                     199,591        206,577
--------------------------------------------------------------
Panda Global Energy Co.,
  Sr. Yankee Sec. Notes, 12.50%,
  04/15/04 (acquired 04/11/97;
  cost $242,954)(b)                     260,000        248,300
--------------------------------------------------------------
                                                     1,017,584
--------------------------------------------------------------

ELECTRONIC COMPONENTS/MISCELLANEOUS-0.59%

Electronic Retailing Systems
  International, Inc., Units,
  13.25%, 02/01/04 (acquired 01/21.97;
  cost $298,685)(b)(d)(f)               440,000        299,200
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

ENGINEERING & CONSTRUCTION-0.53%

MMI Products Inc.,
  Sr. Sub. Notes, 11.25%, 04/15/07
  (acquired 04/11/97; cost
  $260,000)(b)                       $  260,000   $    269,100
--------------------------------------------------------------

FINANCE (CONSUMER CREDIT)-1.57%

Associates Corp. of North America,
  Series B Sr. Deb., 7.95%, 02/15/10    100,000        105,291
--------------------------------------------------------------
Household Finance Corp.,
  Notes, 7.125%, 09/01/05               700,000        691,187
--------------------------------------------------------------
                                                       796,478
--------------------------------------------------------------

FOOD/PROCESSING-1.79%

Chiquita Brands International, Inc.,
  Sr. Unsec. Notes, 10.25%, 11/01/06     80,000         84,600
--------------------------------------------------------------
ConAgra Inc.,
  Sr. Unsec. Notes, 7.125%, 10/01/26    400,000        400,084
--------------------------------------------------------------
Del Monte Corp.,
  Sr. Sub. Notes, 12.25%, 04/15/07
  (acquired 04/15/97;
  cost $254,540)(b)                     260,000        267,800
--------------------------------------------------------------
International Home Foods, Inc.,
  Sr. Gtd. Sub. Notes, 10.375%,
  11/01/06                               50,000         51,000
--------------------------------------------------------------
Pilgrim's Pride Corp.,
  Sr. Sub. Notes, 10.875%, 08/01/03     100,000        103,625
--------------------------------------------------------------
                                                       907,109
--------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES-0.61%

Province of Manitoba,
  Yankee Bonds, 7.75%, 07/17/16         300,000        309,297
--------------------------------------------------------------

GAMING-0.89%

Coast Hotels & Casinos Inc.,
  Series B Sec. 1st Mortgage Gtd.
  Notes, 13.00%, 12/15/02                70,000         77,350
--------------------------------------------------------------
Harvey Casinos Resorts,
  Sr. Unsec. Sub. Notes, 10.625%,
  06/01/06                              100,000        106,125
--------------------------------------------------------------
Showboat Marina Casino
  Partnership & Showboat
  Marina Financial Corp.,
  Series B Sec. 1st Mortgage Notes,
  13.50%, 03/15/03                      100,000        114,000
--------------------------------------------------------------
Trump Atlantic City Associates,
  Sec. 1st Mortgage
  Gtd. Notes, 11.25%, 05/01/06          155,000        151,125
--------------------------------------------------------------
                                                       448,600
--------------------------------------------------------------

GAS DISTRIBUTION-0.60%

Ferrellgas Partners,
  Series B Sr. Sec. Gtd. Notes,
  9.375%, 06/15/06                      300,000        301,500
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

HOME BUILDING-0.11%

Continental Homes Holdings Corp.,
  Sr. Unsec. Gtd. Notes, 10.00%,
  04/15/06                           $   55,000   $     54,450
--------------------------------------------------------------

HOTELS/MOTELS-0.47%

ITT Corp., Unsec. Gtd. Deb.,
  7.375%, 11/15/15                      150,000        136,933
--------------------------------------------------------------
John Q. Hammons Hotels Inc.,
  Sec. 1st Mortgage Notes, 9.75%,
  10/01/05                              100,000        100,750
--------------------------------------------------------------
                                                       237,683
--------------------------------------------------------------

LEISURE & RECREATION-0.36%

Cobblestone Golf Group Inc.,
  Series B Sr. Notes, 11.50%, 06/01/03  100,000        104,000
--------------------------------------------------------------
Icon Health & Fitness,
  Series B Sr. Sub. Notes, 13.00%,
  07/15/02                               70,000         77,350
--------------------------------------------------------------
                                                       181,350
--------------------------------------------------------------

MACHINERY (HEAVY)-0.10%

Fairfield Manufacturing Co., Inc.,
  Sr. Sub. Notes, 11.375%, 07/01/01      50,000         52,375
--------------------------------------------------------------

MACHINERY (MISCELLANEOUS)-0.09%

Interlake Corp.,
  Sr. Notes, 12.00%, 11/15/01            40,000         44,300
--------------------------------------------------------------

MEDICAL (PATIENT SERVICES)-1.13%

Dynacare Inc.,
  Sr. Yankee Notes, 10.75%, 01/15/06     80,000         82,000
--------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Notes, 8.00%, 01/15/05            500,000        490,000
--------------------------------------------------------------
                                                       572,000
--------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.76%

Dade International Inc.,
  Series B Sr. Sub. Notes, 11.125%,
  05/01/06                              100,000        110,000
--------------------------------------------------------------
Graphic Controls Corp.,
  Series A Sr. Sub. Notes, 12.00%,
  09/15/05                               70,000         76,300
--------------------------------------------------------------
IMED Corp.,
  Sr. Sub. Notes, 9.75%, 12/01/06
  (acquired 11/19/96 to 04/01/97;
  cost $198,050)(b)                     200,000        200,000
--------------------------------------------------------------
                                                       386,300
--------------------------------------------------------------

METALS-0.40%

GS Industries, Inc.,
  Sr. Gtd. Notes, 12.00%, 09/01/04       75,000         78,750
--------------------------------------------------------------
Rio Algom Ltd.,
  Yankee Unsec. Deb., 7.05%, 11/01/05   130,000        124,275
--------------------------------------------------------------
                                                       203,025
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

OIL & GAS (EXPLORATION & PRODUCTION)-1.62%

Abraxas Petroleum Corp.,
  Series B Sr. Notes, 11.50%,
  11/01/04                           $  120,000   $    127,800
--------------------------------------------------------------
Forest Oil Corp.,
  Sr. Sub. Notes, 11.25%, 09/01/03      100,000        107,250
--------------------------------------------------------------
Mariner Energy, Inc.,
  Series B Sr. Sub. Notes, 10.50%,
  08/01/06                              110,000        112,750
--------------------------------------------------------------
Maxus Energy Corp.,
  Gtd. Deb., 11.50%, 11/15/15           170,000        178,712
--------------------------------------------------------------
Plains Resources, Inc.,
  Series B Sr. Gtd. Sub. Notes,
  10.25%, 03/15/06                       50,000         52,250
--------------------------------------------------------------
Talisman Energy, Inc.,
  Yankee Deb., 7.125%, 06/01/07         250,000        242,247
--------------------------------------------------------------
                                                       821,009
--------------------------------------------------------------

OIL & GAS (INTEGRATED)-0.41%

Wainoco Oil Corp.,
  Sr. Notes, 12.00%, 08/01/02           200,000        205,500
--------------------------------------------------------------

OIL & GAS (SPECIALTY)-1.18%

Nova Chemicals Ltd.,
  Yankee Deb., 7.00%, 08/15/26          600,000        595,242
--------------------------------------------------------------

OIL EQUIPMENT & SUPPLIES-0.04%

Falcon Drilling Co., Inc.,
  Series B Sr. Notes, 9.75%, 01/15/01    20,000         20,500
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.37%

RAPP International Finance,
  Gtd. Yankee Sec. Notes, 11.50%,
  12/15/00                               50,000         51,250
--------------------------------------------------------------
United Stationer Supply,
  Sr. Sub. Notes, 12.75%, 05/01/05      120,000        134,100
--------------------------------------------------------------
                                                       185,350
--------------------------------------------------------------

POLLUTION CONTROL-1.62%

Norcal Waste Systems Inc.,
  Series B Sr. Gtd. Notes, 13.00%,
  11/15/05                              150,000        165,750
--------------------------------------------------------------
WMX Technologies, Inc.,
  Unsec. Notes, 7.10%, 08/01/26         650,000        655,428
--------------------------------------------------------------
                                                       821,178
--------------------------------------------------------------

PUBLISHING-0.12%

MDC Communications Corp.,
  Sr. Yankee Unsec. Sub. Notes,
  10.50%, 12/01/06                       60,000         63,000
--------------------------------------------------------------

REAL ESTATE-0.99%

Finova Capital Corp.,
  Unsec. Notes, 7.40%, 05/06/06         500,000        500,740
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

RETAIL (FOOD & DRUG)-0.85%

Carr-Gottstein Foods Co.,
  Sr. Sub. Notes, 12.00%, 11/15/05   $  100,000   $    107,750
--------------------------------------------------------------
Great Atlantic & Pacific
  Tea Co., Inc.,
  Yankee Gtd. Notes, 7.78%, 11/01/00
  (acquired 10/18/95;
  cost $100,000)(b)                     100,000        101,899
--------------------------------------------------------------
Jitney-Jungle Stores of America Inc.,
  Sr. Gtd. Notes, 12.00%, 03/01/06      200,000        218,250
--------------------------------------------------------------
                                                       427,899
--------------------------------------------------------------

RETAIL (STORES)-0.36%

Loehmann's Holdings, Inc.,
  Sr. Unsec. Notes, 11.875%, 05/15/03   100,000        104,375
--------------------------------------------------------------
Specialty Retailers Inc.,
  Series B Sr. Sub. Notes, 11.00%,
  08/15/03                               75,000         78,656
--------------------------------------------------------------
                                                       183,031
--------------------------------------------------------------

SCHOOLS-0.38%

Herff Jones Inc.,
  Sr. Sub. Notes, 11.00%, 08/15/05      100,000        105,875
--------------------------------------------------------------
Scholastic Brands Inc.,
  Sr. Sub. Notes, 11.00%, 01/15/07
  (acquired 12/10/96-12/12/96; cost
  $85,694)(b)                            85,000         87,125
--------------------------------------------------------------
                                                       193,000
--------------------------------------------------------------

SEMICONDUCTORS-0.24%

Advanced Micro Devices, Inc.,
  Sr. Sec. Notes, 11.00%, 08/01/03      110,000        120,038
--------------------------------------------------------------

STEEL-0.11%

Gulf States Steel Corp.,
  1st Mortgage Notes, 13.50%, 04/15/03   60,000         57,000
--------------------------------------------------------------

TELECOMMUNICATIONS-6.08%

Capstar Broadcasting Partners,
  Sr. Disc. Notes, 12.75%, 02/01/09
  (acquired 02/14/97-02/19/97; cost
  $213,762)(b)(d)                       390,000        219,375
--------------------------------------------------------------
Celcaribe S.A.,
  Sr. Sec. Notes, 13.50%, 03/15/04(d)   500,000        447,500
--------------------------------------------------------------
Dial Call Communications,
  Sr. Disc. Notes, 12.25%, 04/15/04(d)  140,000        110,250
--------------------------------------------------------------
ICG Holdings, Inc.,
  Sr. Disc. Notes, 11.625%, 03/15/07
  (acquired 03/06/97; cost
  $227,064)(b)(d)                       400,000        211,420
--------------------------------------------------------------
Nextel Communications, Inc.,
  Sr. Disc. Notes, 11.50%, 09/01/03(d)  220,000        182,600
--------------------------------------------------------------
Orion Network Systems, Inc.,
  Units, 11.25%, 01/15/07(g)            420,000        424,200
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
TELECOMMUNICATIONS-(CONTINUED)

PriCellular Wireless Corp.,
  Sr. Notes, 10.75%, 11/01/04        $  130,000     $  135,200
--------------------------------------------------------------
PrimeCo Inc.,
  Sr. Sub. Notes, 12.75%, 03/01/05       80,000         90,600
--------------------------------------------------------------
ProNet, Inc.,
  Sr. Sub. Notes, 11.875%, 06/15/05      30,000         28,050
--------------------------------------------------------------
Sprint Spectrum L.P.,
  Sr. Unsec. Notes, 11.00%, 08/15/06    200,000        217,000
--------------------------------------------------------------
Sygnet Wireless Inc.,
  Sr. Unsec. Notes, 11.50%, 10/01/06    160,000        159,800
--------------------------------------------------------------
TCI Communications Inc.,
  Sr. Notes, 8.00%, 08/01/05            150,000        148,425
--------------------------------------------------------------
Teleport Communications Group Inc.,
  Sr. Unsec. Disc. Notes, 11.125%,
  07/01/07(d)                           300,000        207,750
--------------------------------------------------------------
360 Communications Co.,
  Sr. Unsec. Notes, 7.50%, 03/01/06     500,000        494,350
--------------------------------------------------------------
                                                     3,076,520
--------------------------------------------------------------

TELEPHONE-0.16%

PhoneTel Technologies, Inc.,
  Sr. Unsec. Gtd. Notes, 12.00%,
  12/15/06                               80,000         79,200
--------------------------------------------------------------

TRANSPORTATION-1.12%

Stena A.B.,
  Sr. Yankee Unsec. Notes, 10.50%,
  12/15/05                               80,000         85,200
--------------------------------------------------------------
Transportacion Maritima
  Mexicana S.A. de C.V.,
  Sr. Yankee Unsec. Notes, 10.00%,
  11/15/06                              200,000        190,000
--------------------------------------------------------------
Travelcenters of America,
  Sr. Sub. Notes, 10.25%, 04/01/07
  (acquired 03/24/97-04/07/97; cost
  $288,500)(b)                          290,000        290,000
--------------------------------------------------------------
                                                       565,200
--------------------------------------------------------------

TRUCKING-0.60%

AmeriTruck Distribution Corp.,
  Series B Sr. Sub. Notes, 12.25%,
  11/15/05                              300,000        306,000
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Non-Convertible Bonds & Notes                 23,410,938
--------------------------------------------------------------

U.S. DOLLAR DENOMINATED CONVERTIBLE
  BONDS & NOTES-0.54%

TRANSPORTATION-0.54%

Laidlaw, Inc.,
  Yankee Unsec. Conv. Deb., 6.00%,01/15/99
  (acquired 08/19/96; cost $265,000)(b) 200,000        271,126
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES(h)-11.80%

CANADA-5.82%

Bank of Montreal (Banking),
  Sub. Deb., 7.92%, 07/31/12   CAD      300,000   $    228,876
--------------------------------------------------------------
Bell Canada (Telecommunications),
  Unsec. Deb., 10.875, 10/11/04         250,000        218,379
--------------------------------------------------------------
Canadian Oil Debco Inc. (Oil & Gas),
  Deb., 11.00%, 10/31/00                250,000        204,026
--------------------------------------------------------------
NAV Canada (Transportation),
  Bonds, 7.40%, 06/01/27              1,000,000        711,324
--------------------------------------------------------------
Telegobe Canada, Inc.
 (Telecommunications),
  Unsec. Deb., 8.35%, 06/20/03          650,000        503,994
--------------------------------------------------------------
Trans-Canada Pipelines (Oil & Gas)
  Unsec. Notes, 8.55%, 02/01/06         500,000        393,880
--------------------------------------------------------------
  Series Q Deb., 10.625%, 10/20/09      375,000        337,956
--------------------------------------------------------------
Westcoast Energy, Inc. (Electric Power),
  Deb., 6.45%, 12/18/06 (acquired
  12/03/96; cost $369,585)(b)           500,000        344,477
--------------------------------------------------------------
                                                     2,942,912
--------------------------------------------------------------

FRANCE-0.45%

Credit Foncier de France (Banking),
  Sr. Unsec. Unsub. Eurobonds,
    6.50%, 02/22/99            FRF      750,000         97,140
--------------------------------------------------------------
  Sr. Unsec. Unsub. Eurobonds,
    6.00%, 11/15/01                     250,000         44,920
--------------------------------------------------------------
IBM International Finance N.V.
  (Computer Mainframes),
  Sr. Unsec. Unsub. Eurobonds,
  10.00%, 08/29/97                      500,000         87,857
--------------------------------------------------------------
                                                       229,917
--------------------------------------------------------------

GERMANY-2.60%

Daimler-Benz A.G. (Finance-Consumer Credit)
  Gtd. Unsub. Eurobonds, 4.125%,
  07/05/03                     DEM      400,000        314,990
--------------------------------------------------------------
International Bank for
  Reconstruction & Development
  (Supranational Organization),
  Unsec. Global Bonds, 7.125%,
  04/12/05                              475,000        300,091
--------------------------------------------------------------
LKB Global (Banking),
  Gtd. Notes, 6.00%, 01/25/06         1,200,000        701,929
--------------------------------------------------------------
                                                     1,317,010
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
ITALY-1.48%

KFW International Finance Inc.
  (Finance-Consumer Credit), Gtd.
  Eurobonds, 11.625%, 11/27/98 ITL 1,200,000,000  $    747,926
--------------------------------------------------------------

SWEDEN-0.86%

Swedish Export Credit
  (Finance-Consumer Credit),
  Unsec. Unsub. Eurobonds,
  11.70%, 12/04/98             SEK   700,000,000       437,210
--------------------------------------------------------------

UNITED KINGDOM-0.59%

Ford Credit Europe PLC
  (Automobile-Manufacturers),
  Deb., 6.00%, 03/30/99        GBP      200,000        119,852
--------------------------------------------------------------
KFW International Finance
  (Finance-Asset Management),
  Gtd. Eurobonds, 10.625%, 09/03/01     100,000        179,692
--------------------------------------------------------------
                                                       299,544
--------------------------------------------------------------
    Total Non-U.S. Dollar Denominated
    Non-Convertible Bonds & Notes                    5,974,519
--------------------------------------------------------------

NON-U.S. DOLLAR DENOMINATED
  CONVERTIBLE BONDS & NOTES(h)-3.75%

FRANCE-0.10%

Societe Generale (Banking),
  Conv. Deb., 3.50%, 01/01/00  FRF      231,000         47,542
--------------------------------------------------------------

JAPAN-2.71%

JUSCO Co. Ltd.
  (Consumer Non-Durables),
  Conv. Bonds, 1.20%, 02/20/01 JPY   40,000,000        566,116
--------------------------------------------------------------
Sony Corp.
  (Electronic Components/Miscellaneous),
  Conv. Deb., 1.40%, 03/31/05         8,000,000         75,472
--------------------------------------------------------------
Sumitomo Bank International
  Finance N.V. (Banking),
  Conv. Gtd. Eurobonds, 0.75%,
  05/31/01                           60,000,000        505,180
--------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers),
  Conv. Bonds, 1.20%, 01/28/98       15,000,000        224,229
--------------------------------------------------------------
                                                     1,370,997
--------------------------------------------------------------

UNITED KINGDOM-0.09%

Glaxo Wellcome PLC (Medical-Drugs),
  Conv. Unsub. Notes, 4.30%,
   09/28/98                    GBP    4,000,000         47,426
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE

SWITZERLAND-0.85%

Aderans Co. Ltd.
  (Cosmetics & Toiletries),
  Unsec. Conv. Deb., 0.875%,
  08/31/98                      CHF     300,000   $    215,216
--------------------------------------------------------------
Yamada Denki Co. Ltd.
  (Retail-Stores),
  Unsec. Conv. Notes, 0.25%,
  03/31/00                              300,000        216,234
--------------------------------------------------------------
                                                       431,450
--------------------------------------------------------------
    Total Non-U.S. Dollar Denominated
      Convertible Bonds & Notes                      1,897,415
--------------------------------------------------------------
NON-U.S. DOLLAR DENOMINATED GOVERNMENT
  BONDS & NOTES(h)-22.28%

AUSTRALIA-3.72%

Australian Government,
  Bonds, 7.50%, 07/15/05        AUD     750,000        576,198
--------------------------------------------------------------
Western Australia Treasury Corp.,
  Gtd. Notes, 8.00%, 07/15/03         1,650,000      1,306,869
--------------------------------------------------------------
                                                     1,883,067
--------------------------------------------------------------

CANADA-3.36%

B.C. Generic Residual,
  Deb., 6.80%, 06/21/04(e)      CAD     150,000         66,781
--------------------------------------------------------------
Canadian Government,
  Bonds, 7.00%, 12/01/06              1,000,000        734,789
--------------------------------------------------------------
Municipal Finance Authority of
  British Columbia,
  Unsec. Bonds, 7.75%, 12/01/05         500,000        381,396
--------------------------------------------------------------
Ontario Province,
  Sr. Unsec. Unsub. Deb., 6.875%,
  09/15/00                      GBP      35,000         55,901
--------------------------------------------------------------
  Sr. Unsec. Unsub. Global Bonds,
  8.00%, 03/11/03               CAD     600,000        463,636
--------------------------------------------------------------
                                                     1,702,503
--------------------------------------------------------------

FRANCE-1.22%

French Treasury Bill,
  5.75%, 11/12/98               FRF   3,500,000        618,414
--------------------------------------------------------------

GERMANY-1.42%

Bundesrepublic Deutschland
  Bonds, 6.75, 07/15/04         DEM     750,000        466,812
--------------------------------------------------------------
  Bonds, 6.875%, 05/12/05               400,000        249,682
--------------------------------------------------------------
                                                       716,494
--------------------------------------------------------------

NEW ZEALAND-1.97%

New Zealand Government
  Bonds, 10.00%, 07/15/97       NZD     425,000        296,513
--------------------------------------------------------------
  Bonds, 8.00%, 02/15/01              1,000,000        702,111
--------------------------------------------------------------
                                                       998,624
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                     AMOUNT(a)       VALUE
SWEDEN-4.34%

Swedish Government
  Bonds, 13.00%, 06/15/01       SEK   3,000,000   $    477,915
--------------------------------------------------------------
  Bonds, 10.25%, 05/05/03             5,000,000        751,431
--------------------------------------------------------------
  Bonds, 6.00%, 02/09/05              4,000,000        481,293
--------------------------------------------------------------
  Bonds, 6.50%, 10/25/06              4,000,000        486,188
--------------------------------------------------------------
                                                     2,196,827
--------------------------------------------------------------

UNITED KINGDOM-6.25%

Fannie Mae, Sr. Unsec. Notes,
  6.875%, 06/07/02              GBP     350,000        558,213
--------------------------------------------------------------
United Kingdom Treasury
  Bonds, 8.00%, 12/07/00                350,000        583,712
--------------------------------------------------------------
  Gtd. Notes, 7.00%, 11/06/01           800,000      1,288,947
--------------------------------------------------------------
  Bonds, 7.50%, 12/07/06                450,000        732,300
--------------------------------------------------------------
                                                     3,163,172
--------------------------------------------------------------
    Total Non-U.S. Dollar Denominated
      Government Bonds & Notes                      11,279,101
--------------------------------------------------------------

                                       SHARES
CONVERTIBLE PREFERRED STOCKS-1.66%

ELECTRIC POWER-0.50%

Citizens Utilities Co.-$2.50 Conv. Pfd.   5,000        253,750
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.16%

Conseco Inc.-$4.278 Conv. Pfd. PRIDES     4,000        586,000
--------------------------------------------------------------
    Total Convertible Preferred Stocks                 839,750
--------------------------------------------------------------

WARRANTS-0.02%

CABLE TELEVISION-0.00%

Wireless One, Inc., expiring 10/19/00(i)    150              0
--------------------------------------------------------------

CONTAINERS-0.00%

MVE Inc., expiring 02/15/02(i)              100          2,000
--------------------------------------------------------------

LEISURE & RECREATION-0.01%

IHF Capital Inc., expiring
  11/14/99(b)(i)
  (acquired 11/04/94-12/07/94; cost $0)      70          2,800
--------------------------------------------------------------

STEEL-0.00%

Gulf States Steel Corp., expiring
  04/15/03(i)                                60            270
--------------------------------------------------------------

TELECOMMUNICATIONS-0.01%

Clearnet Communications Inc.,
  expiring 09/15/05(i)                      330          1,155
--------------------------------------------------------------
Intermedia Communications Inc.,
  expiring 06/01/00(i)                      150          3,000
--------------------------------------------------------------
                                                         4,155
--------------------------------------------------------------
    Total Warrants                                       9,225
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE

U.S. TREASURY SECURITIES-8.12%

  Bonds, 6.50%, 05/31/01             $1,500,000   $  1,498,650
--------------------------------------------------------------
  Notes, 6.50%, 08/15/05              1,200,000      1,182,648
--------------------------------------------------------------
  Notes, 6.50%, 10/15/06                500,000        492,005
--------------------------------------------------------------
  Notes, 6.50%, 11/15/26              1,000,000        938,600
--------------------------------------------------------------
    Total U.S. Treasury Securities                   4,111,903
--------------------------------------------------------------

U.S. GOVERNMENT AGENCY-0.79%

Tennessee Valley Authority, Bonds,
  5.98%, 04/01/36                       400,000        400,860
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
REPURCHASE AGREEMENT-3.01%(j)

HSBC Securities Inc., 5.05%,
  05/01/97(k)                        $1,522,498   $  1,522,498
--------------------------------------------------------------
TOTAL INVESTMENTS-98.23%                            49,717,335
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.77%                    894,754
--------------------------------------------------------------
NET ASSETS-100.00%                                $ 50,612,089
==============================================================

Notes to Schedule of Investments:

(a) Principal amount is in U.S. Dollars, except as indicated by note (h).
(b) Restricted Security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at April 30, 1997 was $4,316,529 which represented 8.53% of the Fund's net assets.
(c) Issued as a unit. This unit also includes one Sr. Deferred Coupon Note plus one warrant to purchase 0.0447 shares of common stock.
(d) Discounted bond at purchase. Interest rate represents coupon rate at which the bond will accrue at a specified future date.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the rate of original issue discount.
(f) Issued as a unit. This unit also includes one Sr. Disc. Note plus one warrant to purchase 17.23 shares of common stock at $5.23 per share.
(g) Issued as a unit. This unit also includes one Sr. Note plus warrants to purchase 0.8444 shares of common stock.
(h) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(k) Joint repurchase agreement entered into 04/30/97 with a maturing value of $100,014,028. Collateralized by $96,950,000 U.S. Treasury obligations, 7.50% to 7.875% due 10/31/99 to 12/31/99 with an aggregate market value at April 30, 1997 of $102,002,050.

Abbreviations:

AUD   -   Australian Dollar         JPY       -  Japanese Yen
CAD   -   Canadian Dollar           NZD       -  New Zealand Dollar
CHF   -   Swiss Franc               PRIDES    -  Preferred Redemption Increase
Conv. -   Convertible                            Dividend Equity Security
Deb.  -   Debentures                Sec.      -  Secured
DEM   -   German Deutschemark       SEK       -  Swedish Krona
Disc. -   Discounted                Sr.       -  Senior
FRF   -   French Franc              Sub.      -  Subordinated
GBP   -   British Pound Sterling    Unsec.    -  Unsecured
Gtd.  -   Guaranteed                Unsub.    -  Unsubordinated
ITL   -   Italian Lire              Wt.       -  Warrant

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(Unaudited)

ASSETS:

Investments, at market value (cost
  $50,131,433)                                  $49,717,335
-----------------------------------------------------------
Foreign currencies, at market value (cost
  $42,577)                                           42,404
-----------------------------------------------------------
Receivables for:
  Capital stock sold                                364,575
-----------------------------------------------------------
  Forward contracts                                  97,593
-----------------------------------------------------------
  Dividends and interest                          1,158,168
-----------------------------------------------------------
Investment for deferred compensation plan             7,236
-----------------------------------------------------------
Other assets                                         24,242
-----------------------------------------------------------
    Total assets                                 51,411,553
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                             617,970
-----------------------------------------------------------
  Capital stock reacquired                           57,907
-----------------------------------------------------------
Dividends                                            57,763
-----------------------------------------------------------
Deferred compensation plan                            7,236
-----------------------------------------------------------
Accrued administrative service fees                   6,692
-----------------------------------------------------------
Accrued distribution fees                            30,171
-----------------------------------------------------------
Accrued transfer agent fees                          11,258
-----------------------------------------------------------
Accrued operating expenses                           10,467
-----------------------------------------------------------
    Total liabilities                               799,464
-----------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING     $50,612,089
===========================================================

NET ASSETS:

  Class A                                       $28,252,818
-----------------------------------------------------------
  Class B                                       $22,359,271
===========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,698,256
===========================================================

Class B:

  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,137,569
===========================================================

Class A:

  NET ASSET VALUE AND REDEMPTION PRICE PER
    SHARE                                       $     10.47
===========================================================
  OFFERING PRICE PER SHARE:
    (Net asset value of $10.47
    divided by 95.25%)                          $     10.99
===========================================================

Class B:

  NET ASSET VALUE AND OFFERING PRICE PER SHARE  $     10.46
===========================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 1997
(Unaudited)

INVESTMENT INCOME:
Interest                                         $1,733,926
-----------------------------------------------------------
Dividends                                            14,808
-----------------------------------------------------------
                                                  1,748,734
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       156,434
-----------------------------------------------------------
Administrative service fees                          40,811
-----------------------------------------------------------
Directors' fees                                       4,046
-----------------------------------------------------------
Distribution fees-Class A                            62,979
-----------------------------------------------------------
Distribution fees-Class B                            97,518
-----------------------------------------------------------
Custodian fees                                       15,492
-----------------------------------------------------------
Transfer agent fees-Class A                          29,434
-----------------------------------------------------------
Transfer agent fees-Class B                          24,344
-----------------------------------------------------------
Other                                                53,789
-----------------------------------------------------------
      Total expenses                                484,847
-----------------------------------------------------------
Less: Expenses assumed by advisor                  (156,434)
-----------------------------------------------------------
    Expenses paid indirectly                           (373)
-----------------------------------------------------------
      Net expenses                                  328,040
-----------------------------------------------------------
Net investment income                             1,420,694
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCY
  TRANSACTIONS AND FORWARD CURRENCY CONTRACTS:

Net realized gain (loss) on sales of:

  Investment securities                            (142,676)
-----------------------------------------------------------
  Foreign currency transactions                     (56,752)
-----------------------------------------------------------
  Forward currency contracts                        396,716
-----------------------------------------------------------
                                                    197,288
-----------------------------------------------------------

UNREALIZED APPRECIATION (DEPRECIATION) OF:

  Investment securities                          (1,346,639)
-----------------------------------------------------------
  Foreign currency transactions                     (32,761)
-----------------------------------------------------------
  Forward currency contracts                         56,702
-----------------------------------------------------------
                                                 (1,322,698)
-----------------------------------------------------------
  Net gain (loss) from investment securities,
    foreign currency transactions and forward
    currency contracts.                          (1,125,410)
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $  295,284
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1997 and the year ended October 31, 1996 (Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 1997            1996
                                                              -----------    ------------

OPERATIONS:

  Net investment income                                       $ 1,420,694    $  1,844,305
-----------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currency transactions and forward currency
    contracts                                                     197,288         418,371
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currency transactions and forward
    currency contracts                                         (1,322,698)        543,300
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          295,284       2,805,976
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (828,771)     (1,175,361)
-----------------------------------------------------------------------------------------
  Class B                                                        (591,923)       (705,239)
-----------------------------------------------------------------------------------------
Dividends in excess of net investment income:
  Class A                                                        (111,708)
-----------------------------------------------------------------------------------------
  Class B                                                         (86,484)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (213,278)       (122,866)
-----------------------------------------------------------------------------------------
  Class B                                                        (162,115)        (57,565)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       7,285,001      11,543,105
-----------------------------------------------------------------------------------------
  Class B                                                       6,312,313      12,214,514
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 11,898,319      24,502,564
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          38,713,770      14,211,206
-----------------------------------------------------------------------------------------
  End of period                                               $50,612,089    $ 38,713,770
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $50,878,467    $ 37,281,153
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (74,537)        123,655
-----------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currency transactions and forward
    currency contracts                                            152,309         330,414
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currency transactions and forward
    currency contracts                                           (344,150)        978,548
-----------------------------------------------------------------------------------------
                                                              $50,612,089    $ 38,713,770
=========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Income Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four separate series portfolios: AIM Global Income Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM International Equity Fund. The Fund currently offers two different classes of shares: Class A shares and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in the financial statements pertains only to the Fund. The Fund's investment objective is to provide high current income.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations-Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Investment securities for which prices are not provided by the pricing service and which are listed or traded on an exchange (except convertible bonds) are valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day unless the Board of Directors, or persons designated by the Board of Directors, determines that the over-the-counter quotations more closely reflect the current market value of the security. Securities traded in the over-the-counter market, except (i) securities priced by the pricing service,
   (ii) securities for which representative exchange prices are available, and
   (iii) securities reported in the NASDAQ National Market System, are valued at the mean between representative last bid and asked prices obtained from an electronic quotation reporting system, if such prices are available, or from established market makers. Each security reported in the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities, as well as corporate bonds and U.S. Government securities, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities and exchange rates occur during such period, then these securities and exchange rates will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

    Outstanding contracts at April 30, 1997 were as follows:

                                                           UNREALIZED
  SETTLEMENT                               CONTRACT TO    APPRECIATION
     DATE        DELIVER        VALUE        RECEIVE     (DEPRECIATION)
  ----------  -------------   ----------   -----------   --------------
  06/10/97    CHF   100,000   $   68,149   $   67,866       $  (283)
  07/31/97    CHF   525,000      359,906      362,419         2,513
  05/20/97    DEM 1,400,000      809,554      835,821        26,267
  07/14/97     DEM  570,000      330,951      333,528         2,577
  07/28/97    DEM 1,700,000      988,037      996,483         8,446
  06/05/97    JPY 47,500,000     374,227      396,858        22,631
  06/17/97    JPY 18,000,000     141,815      147,905         6,090
  07/14/97    JPY 70,000,000     551,525      558,414         6,889
  08/06/97    JPY 32,000,000     252,135      258,065         5,930
  07/29/97    SEK 16,000,000   2,047,450    2,063,983        16,533
                              ----------   ----------       -------
                              $5,923,749   $6,021,342       $97,593
                              ==========   ==========       =======

D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. It is estimated that the Fund will incur a return of capital for tax purposes during its year ended October 31, 1997.
F. Expenses-Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.70% of the first $1 billion of the Fund's average daily net assets, plus 0.65% of the Fund's average daily net assets in excess of $1 billion. During the six months ended April 30, 1997, AIM waived fees of $156,434.
  The Fund, pursuant to a master administrative services agreement, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1997, AIM was reimbursed $40,811 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the six months ended April 30, 1997, the Fund paid AFS $33,895 for such services.
  The Fund received reductions in transfer agency fees of $352 from dividends received on balances in cash management bank accounts. In addition, the Fund incurred expenses of $21 for pricing services which are paid through directed brokerage commissions. The effect of the above arrangements resulted in a reduction in the Fund's total expenses of $373 during the six months ended April 30, 1997.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors an annual rate of 0.50% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs. Of the total compensation payable, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Class A shares to selected dealers or financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the six months ended April 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $62,979 and $97,518, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $35,437 from sales of the Class A shares of the Fund during the six months ended April 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in the proceeds from sales of Class A shares. During the six months ended April 30, 1997, AIM Distributors received commissions of $1,208 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1997, the Fund incurred legal fees of $2,409 for services rendered by the law firm of Kramer, Levin, Naftalis, & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 1997 was $24,498,962 and $10,823,076, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1997, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,143,869
------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                     (1,557,967)
------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                  $ (414,098)
======================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the six months ended April 30, 1997 and the year ended October 31, 1996 were as follows:

                                                                  APRIL 30, 1997           OCTOBER 31, 1996
                                                              -----------------------   -----------------------
                                                               SHARES       AMOUNT       SHARES       AMOUNT
                                                              ---------   -----------   ---------   -----------
Sold:
  Class A                                                     1,016,103   $10,879,307   1,609,644   $17,019,341
---------------------------------------------------------------------------------------------------------------
  Class B                                                       736,279     7,878,719   1,313,279    13,876,204
---------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        92,385       989,496      92,969       985,383
---------------------------------------------------------------------------------------------------------------
  Class B                                                        64,275       687,709      58,431       618,362
---------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                      (430,381)   (4,583,802)   (613,922)   (6,461,619)
---------------------------------------------------------------------------------------------------------------
  Class B                                                      (211,095)   (2,254,115)   (215,814)   (2,280,052)
---------------------------------------------------------------------------------------------------------------
                                                              1,267,566   $13,597,314   2,244,587   $23,757,619
===============================================================================================================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share and Class B share outstanding during the six months ended April 30, 1997, each of the years in the two-year period ended October 31, 1996 and the period September 15, 1994 (dates operations commenced) through October 31, 1994.

                                                           CLASS A                                       CLASS B
                                          ------------------------------------------    ----------------------------------------
                                                                OCTOBER 31,                                   OCTOBER 31,
                                          APRIL 30,     ----------------------------    APRIL 30,     --------------------------
                                             1997        1996       1995       1994        1997        1996       1995     1994
                                          ----------    -------    -------    ------    ----------    -------    ------   ------
Net asset value, beginning of period       $ 10.85       $10.74     $10.02    $10.00     $ 10.84       $10.73    $10.01   $10.00
-----------------------------------------  -----------------------------------------    ----------------------------------------
Income from investment operations:
Net investment income                         0.35         0.79(a)    0.79      0.08        0.32         0.74(a)   0.74     0.07
-----------------------------------------  -----------------------------------------    ----------------------------------------
Net gains (losses) on securities (both
  realized and unrealized)                   (0.23)        0.25       0.75      0.01       (0.23)        0.24      0.75     0.01
-----------------------------------------  -----------------------------------------    ----------------------------------------
      Total from investment operations        0.12         1.04       1.54      0.09        0.09         0.98      1.49     0.08
-----------------------------------------  -----------------------------------------    ----------------------------------------
Less distributions:
Dividends from investment income             (0.40)       (0.81)     (0.82)    (0.07)      (0.37)       (0.75)    (0.77)   (0.07)
-----------------------------------------  -----------------------------------------    ----------------------------------------
Distributions from net realized capital
  gains                                      (0.10)       (0.12)        --        --       (0.10)       (0.12)       --       --
-----------------------------------------  -----------------------------------------    ----------------------------------------
      Total distributions                    (0.50)       (0.93)     (0.82)    (0.07)      (0.47)       (0.87)    (0.77)   (0.07)
-----------------------------------------  -----------------------------------------    ----------------------------------------
Net asset value, end of period             $ 10.47       $10.85     $10.74    $10.02     $ 10.46       $10.84    $10.73   $10.01
=========================================  =========================================    ========================================
Total return(b)                               1.04%       10.22%     16.07%     0.93%       0.78%        9.66%    15.56%    0.79%
=========================================  =========================================    ========================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $28,253      $21,926    $10,004    $2,661     $22,359      $16,787    $4,207     $362
=========================================  =========================================    ========================================
Ratio of expenses to average net
  assets(c)                                   1.25%(d)(e)  1.25%      1.25%     1.25%(f)    1.75%(d)(e)  1.75%     1.74%    1.73%(f)
=========================================  ==========================================   ========================================
Ratio of net investment income to
  average net assets(c)                       6.57%(d)     7.27%      7.38%     6.01%(f)    6.07%(d)     6.77%     6.88%    3.59%(f)
=========================================  =========================================    ========================================
Portfolio turnover rate                        25%           83%       128%        6%         25%          83%      128%       6%
=========================================  =========================================    ========================================

(a) Calculated using average shares outstanding.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. The ratios of expenses and net investment income to average net assets prior to fee waivers and/or expense reimbursements were as follows:

                                                  CLASS A                     CLASS B
                                         -------------------------   -------------------------
                                                    NET INVESTMENT              NET INVESTMENT
                                         EXPENSES       INCOME       EXPENSES       INCOME
                                         --------   --------------   --------   --------------
April 30, 1997 (annualized)                1.95%         5.87%         2.44%          5.38%
----------------------------------------------------------------------------------------------
October 31, 1996                           2.02%         6.51%         2.53%          6.00%
----------------------------------------------------------------------------------------------
October 31, 1995                           3.03%         5.59%         3.57%          5.05%
----------------------------------------------------------------------------------------------
October 31, 1994 (annualized)              5.61%         1.65%        22.09%        (16.77)%
==============================================================================================

(d) Ratios are annualized and based on average net assets of $25,400,530 for Class A shares and $19,665,182 for Class B shares.

(e) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have remained the same for both Class A shares and Class B shares.

(f) Annualized.

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ending October 31, 1997.

The following votes were cast with respect to each item:

                                                                                          Votes
                           Director/Matter                          Votes For            Against           Abstentions
                           ---------------                          ---------         -------------        -----------
(1)  Charles T. Bauer............................................  130,433,380                 0            3,798,959
     Bruce L. Crockett...........................................  130,563,964                 0            3,668,375
     Owen Daly II................................................  130,421,284                 0            3,811,055
     Carl Frischling.............................................  130,515,713                 0            3,716,626
     Robert H. Graham............................................  130,587,498                 0            3,644,841
     John F. Kroeger.............................................  130,446,846                 0            3,785,493
     Lewis F. Pennock............................................  130,506,142                 0            3,726,197
     Ian W. Robinson.............................................  130,446,093                 0            3,786,246
     Louis S. Sklar..............................................  130,573,480                 0            3,658,859
(2)  Approval of new Investment Advisory Agreement...............    2,328,031            16,695               93,860
(3)  Elimination of Fundamental Investment Policy................    1,812,986            52,636              101,451
(4)  KPMG Peat Marwick LLP.......................................  128,509,801           995,829            4,726,709

                                                            Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Carol F. Relihan                                Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                           and Secretary                                   TRANSFER AGENT

Jack Fields                                   Gary T. Crum                                    A I M Fund Services, Inc.
Formerly Member of the                        Senior Vice President                           P.O. Box 4739
U.S. House of Representatives                                                                 Houston, TX 77210-4739
                                              Scott G. Lucas
Carl Frischling                               Senior Vice President                           CUSTODIAN
Partner
Kramer, Levin, Naftalis & Frankel             Dana R. Sutton                                  State Street Bank & Trust
                                              Vice President and Assistant Treasurer          225 Franklin Street
Robert H. Graham                                                                              Boston, MA 02110
President and Chief Executive Officer         Robert G. Alley
A I M Management Group Inc.                   Vice President                                  COUNSEL TO THE FUND

John F. Kroeger                               Melville B. Cox                                 Ballard Spahr
Formerly Consultant                           Vice President                                  Andrews & Ingersoll
Wendell & Stockel Associates, Inc.                                                            1735 Market Street
                                              Jonathan C. Schoolar                            Philadelphia, PA 19103
Lewis F. Pennock                              Vice President
Attorney                                                                                      COUNSEL TO THE DIRECTORS
                                              P. Michelle Grace
Ian W. Robinson                               Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                                919 Third Avenue
Vice President and                            David L. Kite                                   New York, NY 10022
Chief Financial Officer                       Assistant Secretary
Bell Atlantic Management                                                                      DISTRIBUTOR
Services, Inc.                                Nancy L. Martin
                                              Assistant Secretary                             A I M Distributors, Inc.
Louis S. Sklar                                                                                11 Greenway Plaza
Executive Vice President                      Ofelia M. Mayo                                  Suite 100
Hines Interests                               Assistant Secretary                             Houston, TX 77046
Limited Partnership
                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer


                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund

                                                                       INCOME AND GROWTH
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME
                                                                       AIM High Yield Fund

                                                                       CURRENT INCOME
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of CT
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund

                                                                       HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                                       AIM Limited Maturity Treasury Shares

                                                                       STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                                       AIM Money Market Fund

                                                                       STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$73 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of May 23, 1997. The AIM Family of                     prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



